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                                   EXHIBIT 24

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                                POWER OF ATTORNEY

         Each of the undersigned, being a director and/or officer of Blue Rhino Corporation (the "Company"), hereby constitutes and appoints Billy D. Prim and Mark Castaneda, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capabilities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this Registration Statement on Form S-8 filed by the Registrant pursuant to the Securities Act of 1933, as amended, relating to the issuance of certain shares of the common stock, $0.001 par value, of the Company in connection with the Blue Rhino Corporation 1998 Stock Incentive Plan, as amended, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities indicated on January 7, 2003.


/s/ Billy D. Prim              Chairman of the Board and Chief Executive Officer
----------------------------   (Principal Executive Officer)
Billy D. Prim



/s/ Mark Castaneda             Secretary, Chief Financial Officer and Director
----------------------------
Mark Castaneda



/s/ Andrew J. Filipowski       Vice Chairman of the Board
----------------------------
Andrew J. Filipowski



/s/ Richard A. Brenner         Director
----------------------------
Richard A. Brenner



/s/ Steven D. Devick           Director
----------------------------
Steven D. Devick



/s/ Robert J. Lunn             Director
----------------------------
Robert J. Lunn



/s/ John H. Muehlstein         Director
----------------------------
John H. Muehlstein



/s/ David L. Warnock           Director
----------------------------
David L. Warnock